                                                                   EXHIBIT 10.14


                         LIMITED PARTNERSHIP AGREEMENT
                        -----------------------------






                              HYPERBARIC VENTURES
                              -------------------
                              LIMITED PARTNERSHIP
                              -------------------



                                 DEVLIN JENSEN
                                 -------------
                            Barristers & Solicitors
                                P.O. Box 12077
                        2550 - 555 West Hastings Street
                          Vancouver, British Columbia
                                    V6B 4N5

                         LIMITED PARTNERSHIP AGREEMENT
                         -----------------------------

THIS LIMITED PARTNERSHIP AGREEMENT is made and dated for reference the 16/th/ day of December, 1999.

BETWEEN:

          593956 B.C. LTD., a company duly incorporated under the laws of the
          ----------------
                       Province of British Columbia, and having a Registered Office located at Suite 2550, 555 West Hastings Street, Vancouver, British Columbia, V6B 4N5

                       (the "General Partner");
                                                               OF THE FIRST PART
AND:

          HYPERSTEALTH BIOTECHNOLOGY CORPORATION, a British Columbia Company
          ---------------------------------------
                       with its business office at 6441 Lougheed Hwy., Burnaby, British Columbia, V6B 4N5.

                       (the "Initial Limited Partner");
                                                              OF THE SECOND PART
AND:

          EACH AND EVERY PERSON who from time to time is a limited
          ---------------------
                       partner duly admitted to the Hyperbaric Ventures Limited Partnership and any person who is a successor in interest to such person.
                                                           ALL OF THE THIRD PART

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the promises and the mutual covenants and agreements herein contained, THE PARTIES MUTUALLY COVENANT AND AGREE as follows:

                               TABLE OF CONTENTS

ARTICLE I - INTERPRETATION...........................................................................    2
--------------------------

   1.01   Definitions................................................................................    2
          -----------
   1.02   Headings...................................................................................    5
          --------
   1.03   Gender.....................................................................................    5
          ------
   1.04   Interpretation.............................................................................    5
          --------------
   1.05   Completion of Necessary Documentation......................................................    6
          -------------------------------------
   1.06   Schedules..................................................................................    6
          ---------

ARTICLE II - THE PARTNERSHIP.........................................................................    6
----------------------------

   2.01   Formation of Limited Partnership...........................................................    6
          --------------------------------
   2.02   Number of Partners.........................................................................    6
          ------------------
   2.03   Rights and Liabilities.....................................................................    7
          ----------------------
   2.04   Filing of Certificate......................................................................    7
          ---------------------
   2.05   Term of Partnership........................................................................    7
          -------------------
   2.06   Fiscal Year................................................................................    7
          -----------
   2.07   Status of Partners.........................................................................    7
          ------------------
   2.08   Compliance with Laws.......................................................................    8
          --------------------

ARTICLE III - NAME, OFFICE AND ADDRESS...............................................................    8
--------------------------------------

   3.01   Name.......................................................................................    8
          ----
   3.02   Registered Address.........................................................................    8
          ------------------
   3.03   Addresses of Limited Partners..............................................................    8
          -----------------------------

ARTICLE IV - BUSINESS OF THE PARTNERSHIP.............................................................    8
----------------------------------------

   4.01   Purpose and Business.......................................................................    8
          --------------------
   4.02   Powers.....................................................................................    9
          ------
   4.03   Qualification to do Business...............................................................    9
          ----------------------------

ARTICLE V - CAPITAL AND UNITS........................................................................    9
-----------------------------

   5.01   The Capital................................................................................    9
          -----------
   5.02   Limited Partners...........................................................................    9
          ----------------
   5.03   Offering of Units..........................................................................    9
          -----------------
   5.04   Subscription...............................................................................   10
          ------------
   5.05   Payment of Subscription Price..............................................................   10
          -----------------------------
   5.06   General Partner's Contribution.............................................................   10
          ------------------------------
   5.07   Initial Limited Partner....................................................................   10
          -----------------------
   5.08   Nature of Units............................................................................   10
          ---------------
   5.09   Registered Holder of Units.................................................................   10
          --------------------------
   5.10   Unit Certificate...........................................................................   11
          ----------------
   5.11   Register and Transfer Agent................................................................   11
          ---------------------------
   5.12   Inspection of Register.....................................................................   11
          ----------------------
   5.13   Non-recognition of Trust Arrangements......................................................   12
          -------------------------------------
   5.14   Lost Unit Certificate......................................................................   12
          ---------------------
   5.15   General Partner as a Limited Partner.......................................................   12
          ------------------------------------
   5.16   Assignment of Units........................................................................   12
          -------------------
   5.17   General Partner's Right of First Refusal on Assignment.....................................   13
          ------------------------------------------------------
   5.18   Additional Documentation...................................................................   13
          ------------------------
   5.19   Substituted Limited Partner................................................................   13
          ---------------------------

ARTICLE VI - PARTNERSHIP ACCOUNTS....................................................................   14
---------------------------------

   6.01   Capital Accounts...........................................................................   14
          ----------------

   6.02   No Interest on Capital Account............................................................    14
          ------------------------------
   6.03   No Right of Withdrawal....................................................................    14
          ----------------------
   6.04   Drawings Account..........................................................................    14
          ----------------
   6.05   Allocation of Limited Partners Drawings Account...........................................    14
          -----------------------------------------------
   6.06   Negative Balance in Capital or Drawings Accounts..........................................    14
          ------------------------------------------------

ARTICLE VII - PARTICIPATION IN PROFITS AND LOSSES...................................................    14
-------------------------------------------------

   7.01   Allocation to Partners....................................................................    14
          ----------------------
   7.02   Net Income or Net Loss....................................................................    15
          ----------------------
   7.03   Computation of Income or Loss for Tax Purposes............................................    15
          ----------------------------------------------
   7.04   Allocation of Net Income or Loss and Distributable Cash...................................    15
          -------------------------------------------------------
   7.05   Allocation of Taxable Income or Tax Loss..................................................    15
          ----------------------------------------
   7.06   Repayment of Excess Distribution..........................................................    15
          --------------------------------
   7.07   No Allocation on Transfer.................................................................    16
          -------------------------
   7.08   Reserves and Distribution.................................................................    16
          -------------------------
   7.09   Adjustments...............................................................................    16
          -----------
   7.10   Adjustment Lien...........................................................................    16
          ---------------
   7.11   Capital Cost Allowance....................................................................    17
          ----------------------
   7.12   Title and Ownership of Assets of the Partnership..........................................    17
          ------------------------------------------------
   7.13   Return of Capital.........................................................................    17
          -----------------

ARTICLE VIII - MANAGEMENT OF THE PARTNERSHIP BUSINESS...............................................    17
-----------------------------------------------------

   8.01   Management by General Partner.............................................................    17
          -----------------------------
   8.02   Powers of General Partner.................................................................    18
          -------------------------
   8.04   Authority of General Partner..............................................................    19
          ----------------------------
   8.05   Liability of General Partner..............................................................    19
          ----------------------------
   8.06   Limitation of Liability of General Partner................................................    19
          ------------------------------------------
   8.07   Indemnification of General Partner........................................................    19
          ----------------------------------
   8.08   Confidentiality of Information............................................................    20
          ------------------------------
   8.09   Transactions Involving Affiliates.........................................................    20
          ---------------------------------
   8.10   Restrictions..............................................................................    20
          ------------
   8.11   Competitive Agreements....................................................................    20
          ----------------------
   8.12   Payments..................................................................................    20
          --------
   8.13   Compensation and Reimbursement............................................................    20
          ------------------------------
   8.14   Interest on Costs Incurred................................................................    21
          --------------------------

ARTICLE IX - REMOVAL OR RESIGNATION OF GENERAL PARTNER..............................................    21
------------------------------------------------------

   9.01   Removal...................................................................................    21
          -------
   9.02   Replacement of General Partner............................................................    21
          ------------------------------
   9.03   Resignation...............................................................................    22
          -----------
   9.04   Disposition of General Partner's Interest.................................................    22
          -----------------------------------------
   9.05   Transfer of Management....................................................................    22
          ----------------------
   9.06   Release of General Partner................................................................    22
          --------------------------

ARTICLE X - STATUS OF LIMITED PARTNERS..............................................................    22
--------------------------------------

   10.01     Status of each Limited Partner.........................................................    22
             ------------------------------
   10.02     Limited Liability of Limited Partners..................................................    22
             -------------------------------------
   10.03     Limitations on Authority of Limited Partners...........................................    23
             --------------------------------------------
   10.04     Other Activities of Limited Partners...................................................    23
             ------------------------------------
   10.05     Indemnity of Limited Partners..........................................................    23
             -----------------------------
   10.06     No Actions or Liens....................................................................    23
             -------------------
   10.07     Incapacity.............................................................................    23
             ----------
   10.08     Default................................................................................    24
             -------
   10.09     Required Purchase of Units.............................................................    24
             --------------------------

ARTICLE XI - MEETINGS...............................................................................    26
---------------------

   11.01     Annual Meetings........................................................................    26
             ---------------
   11.02     Special Meetings.......................................................................    26
             ----------------
   11.03     Notice of Meetings.....................................................................    26
             ------------------
   11.04     Quorum.................................................................................    26
             ------
   11.05     Votes..................................................................................    27
             -----
   11.06     Record Dates...........................................................................    27
             ------------
   11.07     Proxies................................................................................    27
             -------
   11.08     Validity of Proxies....................................................................    28
             -------------------
   11.09     Solicitation of Proxies................................................................    28
             -----------------------
   11.10     Chairman...............................................................................    28
             --------
   11.11     Corporations...........................................................................    29
             ------------
   11.12     Attendance of Others...................................................................    29
             --------------------
   11.13     Minutes................................................................................    29
             -------
   11.14     Resolutions Binding....................................................................    29
             -------------------
   11.15     Powers Exercisable by Special Resolution...............................................    29
             ----------------------------------------

ARTICLE XII - ACCOUNTING AND FINANCIAL INFORMATION..................................................    30
--------------------------------------------------

   12.01     Books of Account.......................................................................    30
             ----------------
   12.02     Financial Information..................................................................    30
             ---------------------
   12.03     Tax Reporting Information..............................................................    30
             -------------------------

ARTICLE XIII - POWER OF ATTORNEY....................................................................    31
--------------------------------

   13.01     Power of Attorney......................................................................    31
             -----------------

ARTICLE XIV - DISSOLUTION AND LIQUIDATION...........................................................    32
-----------------------------------------

   14.01     Dissolution............................................................................    32
             -----------
   14.02     Continuity.............................................................................    32
             ----------
   14.03     Receiver...............................................................................    32
             --------
   14.04     Distribution on Liquidation............................................................    33
             ---------------------------
   14.05     Statement..............................................................................    33
             ---------
   14.06     Cash Distribution......................................................................    33
             -----------------
   14.07     Termination............................................................................    33
             -----------
   14.08     Income Tax Election....................................................................    34
             -------------------

ARTICLE XV - AMENDMENTS.............................................................................    34
-----------------------

   15.01     Amendments to Limited Partnership Agreement............................................    34
             -------------------------------------------
   15.02     Prohibited Amendments..................................................................    34
             ---------------------
   15.03     Amendments by General Partner..........................................................    34
             -----------------------------
   15.04     Notice of Amendments...................................................................    34
             --------------------

ARTICLE XVI - MISCELLANEOUS.........................................................................    35
---------------------------

   16.01     Notices................................................................................    35
             -------
   16.02     Provisions Severable...................................................................    35
             --------------------
   16.03     Counterparts...........................................................................    35
             ------------
   16.04     Time...................................................................................    35
             ----
   16.05     Proper Law.............................................................................    35
             ----------
   16.06     Limited Partner not a General Partner..................................................    35
             -------------------------------------
   16.07     Further Assurances.....................................................................    36
             ------------------
   16.08     Rights and Remedies....................................................................    36
             -------------------
   16.09     Successors and Assigns.................................................................    36
             ----------------------

ARTICLE XVII - EXECUTION............................................................................    36
------------------------

   17.01     Execution..............................................................................    36
             ---------
   593956 B.C. LTD..................................................................................    36

                          ARTICLE I - INTERPRETATION
                          --------------------------

1.01 Definitions
     -----------
     In this Agreement, unless the context otherwise requires, the following words or expressions shall have the following meanings:

     (a)  "Affiliate" means:

          (i) any person directly or indirectly controlling, controlled by or under common control; or

          (ii) any person holding or controlling twenty percent (20%) or more of the outstanding voting shares of that person; or

          (iii) an officer, director or partner of that person;

     (b) "Amended Certificate" means any notice to amend the Certificate filed or required to be filed pursuant to the Partnership Act;

     (c) "Auditor" means an accountant who is a member in good standing, or a partnership whose partners are members in good standing of the Canadian Institute of Chartered Accountants, Certified General Accountants Association or Certified by the Auditor Certification Board, and who is appointed by the General Partner as Auditor or as accountant for the Partnership;

     (d) "Capital Contribution" means the aggregate amount in cash or other value, including any promissory note of a partner, the fair value of which is hereby agreed to be its principal sum, contributed to the Partnership by a Partner under this Agreement;

     (e) "Certificate" means the certificate filed under Section 51 of the Partnership Act to establish the Partnership as a Limited Partnership
          ---------------
          within the meaning of the Partnership Act;
                                    ---------------

     (f) "Defaulting Limited Partner" means any Limited Partner who shall default at any time in his obligations pursuant to this Agreement;

     (g) "Distributable Cash" means such amount of available unallocated cash as the General Partner determines is available from time to time for distribution to the Partners in accordance with their respective interests;

     (h) "General Partner" shall be initially that person first herein set forth and, as herein allowed for, a successor in title and interest to any General Partner;

     (i) "Gross Income" means the aggregate of the income of the Partnership from all sources as determined in accordance with generally accepted accounting principles consistently applied as practised in the Province of British Columbia and applied to a business similar to that carried on by the Partnership;

     (j) "Initial Limited Unit" means the interest in the Partnership acquired by the Initial Limited Partner;

     (k) "Limited Partner" means a person, including the Initial Limited Partner, who is admitted to the Partnership as a Limited Partner or who is a successor in title or interest to any Limited Partner;

     (l) "Limited Partnership Agreement" means this Agreement as amended from time to time;

     (m) "Net Income (also called "profit" or "profits") or Loss" means the Gross Income less the aggregate of all expenses and costs of the Partnership, including the following amounts to the extent they relate to the Gross Income received by the Partnership:

          (i) interest payments on debt incurred by the Partnership for the purposes of generating Gross Income; and

          (ii) the Operating Expenses;

     (n) "Offering Memorandum" means, where required, a final offering memorandum or where relevant, may include a business plan or prospectus issued for the purpose of raising capital or debt, including any amendments thereto, prepared or to be prepared by the General Partner in connection with any offering of Units and, where required by law, filed with the appropriate regulatory authorities;

     (o) "Operating Expenses" means all expenses properly incurred by or on behalf of the Partnership in connection with its business including those incurred in respect of management, insurance premiums, taxes, utilities, repairs, maintenance, computer time sharing, accounting, legal, statistical or bookkeeping services, computing or accounting equipment use, telephone expense, advertising and promotional expense, commissions, and expenses incurred by or on behalf of the Partnership in respect of administration of the Partnership or otherwise including fees paid hereunder to the General Partner, bookkeeping, professional fees, fees of transfer agents, filing fees and other expenses incidental to the Partnership and the undertaking of its businesses as determined by the General Partner;

     (p) "Ordinary Resolution" means a resolution passed at a meeting of the Partners, by a simple majority of the votes cast or a written resolution signed in one or more counterparts by the holders of a majority of the Units;

     (q)  "Partners" means the General Partner and the Limited Partners;

     (r) "Partnership" means the Limited Partnership formed under the terms of this Agreement;

     (s)  "Partnership Act" means the Partnership Act, R.S.B.C., 1996, c. 348 as
                                      ---------------
          amended from time to time;

     (t) "Person" means an individual, corporation, body corporate, partnership, joint venture, association, trust or unincorporated organization or any trustee, executor, administrator or other legal representative;

     (u) "Prime Rate" means the rate of interest that is declared to the General Partner by the main branch of the Royal Bank of Canada in Vancouver, British Columbia, to be the prime rate of interest charged by the Bank for Canadian dollar loans in Canada, payable on demand;

     (v) "Property" means all the tangible and intangible property, assets, information and undertakings of the Partnership;

     (w) "Register" means the register of Partners maintained by the General Partner;

     (x) "Special Resolution" means a resolution passed at a meeting of the Partners by a vote of not less than seventy-five percent (75%) of the votes of issued Units cast or a written resolution signed in one or more counterparts by the holders of not less than seventy-five percent (75%) of the issued Units;

     (y) "Substituted Limited Partner" means a person who has been assigned a Unit and approved as a Substituted Limited Partner by the General Partner;

     (z) "Subscription" means the instrument of subscription, the form of which is set out in Schedule "A" which is attached hereto, or such other form as may from time to time be adopted by the General Partner as the form of subscription for Units of the Partnership;

     (aa) "Taxable Income" or "Tax Loss" in respect of any fiscal period means, respectively, the amount of income or loss of the Partnership for such period determined in accordance with the relevant provisions of the Income Tax Act (Canada);

     (bb) "Transfer" means the instrument of transfer, the form of which is set out in Schedule "B" which is attached hereto;

     (cc) "Transfer Agent" means the person, if any, appointed by the General Partner on behalf of the Partnership to act as Registrar and Transfer Agent for the Units, and if not appointed shall mean the General Partner or its appointed agent;

     (dd) "Unit" or "Units" means the interest of a Limited Partner in the Partnership;

     (ee) "Unit Certificate" means a certificate in the form set out in Schedule "C" which is attached hereto in evidence of the Unit or Units held by a Limited Partner;

1.02 Headings
     --------

     The headings used throughout this Agreement are solely for convenience of the Parties and are not to be used as an aid in the interpretation of this Agreement.

1.03 Gender
     ------

     The necessary grammatical changes required to enable the terms of this Agreement to apply in the plural sense and to corporations, associations, partnerships, or individuals or to males or females are assumed throughout as though fully expressed.

1.04 Interpretation
     --------------

     For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

 (a) "this Agreement" means the Limited Partnership Agreement as it may from time to time be supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof;

 (b) all references in this Agreement to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement;

 (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

 (d) the word "including", when following any general statement, term or matter, shall not be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language, such as "without limitation" or "but not limited to" or words of similar import, are used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter;

 (e) all accounting terms not otherwise defined herein have the meanings commonly understood to apply to them under generally accepted accounting principles;

 (f) all references to currency herein are deemed to mean Canadian currency;

 (g) any reference to a statute shall include and shall be deemed to be a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulation that may be passed which has the effect of supplementing or superseding the statute so referred to or the regulations made pursuant thereto;

 (h) any reference to a person shall include and shall be deemed to be a reference to any person that is a successor to such preceding person; and

 (i) any reference to "approval", "authorization" or "consent" of the General Partner means the written approval, written authorization or written consent of the General Partner.

1.05 Completion of Necessary Documentation
     -------------------------------------

     The parties hereto agree to prepare, complete and file certificates, and do such things and execute and deliver such documents as may be necessary to continue the Partnership as a limited partnership and to correct anomolies, errors, inconsistencies and to protect the terms of this Agreement.

1.06 Schedules
     ---------

     The following are the Schedules to this Agreement:

          Schedule "A":  Subscription Form and Power of Attorney;

          Schedule "B":  Form of Transfer; and

          Schedule "C":  Form of Unit Certificate.

                         ARTICLE II - THE PARTNERSHIP
                         ----------------------------

2.01 Formation of Limited Partnership
     --------------------------------

     The General Partner and the Initial Limited Partner hereby agree to form a limited partnership under the Partnership Act and the Initial Limited Partner hereby subscribes for one (1) Unit at a subscription price of $10.00.

2.02 Number of Partners
     ------------------

     The Partnership shall have one or more General Partners and one or more Limited Partners. Without dissolving or amending or altering the Partnership, any number of additional Limited Partners may be admitted to the Partnership on the terms and conditions contained herein.

2.03 Rights and Liabilities
     ----------------------

     The rights and liabilities of the Partners are as provided in the Partnership Act and as expressly set out in this Agreement.

2.04 Filing of Certificate
     ---------------------

     The General Partner and the Initial Limited Partner shall execute all certificates and other documents as are required to duly register the Partnership as a Limited Partnership within the meaning of the Partnership Act. From time to time, upon request of the General Partner, each additional Limited Partner shall immediately execute all certificates and other documents consistent with the terms of this Agreement necessary for the General Partner to accomplish all filing, recording, publishing and other acts as may be appropriate to comply with all requirements for the operation of the Partnership as a limited partnership in the Province of British Columbia.

2.05 Term of Partnership
     -------------------

     The term of the Partnership commenced on the day the Certificate was filed with the Registrar of Companies and, subject to the terms hereof, shall continue until the earliest of:

 (a) the date on which the Partnership is dissolved in accordance with the terms of this Agreement; or

 (b) the date on which the Partnership is dissolved by operation of law or by judicial decree; or

 (c) Dec. 30, 2020.

2.06 Fiscal Year
     -----------

     The fiscal year end of the Partnership shall be that date which is fixed by the General Partner and shall thereafter continue to be such date unless and until changed by the General Partner in accordance with this Agreement.

2.07 Status of Partners
     ------------------

     (a) The General Partner represents and warrants to and covenants with each Limited Partner that the General Partner:


         (i) is a body corporate, duly incorporated under the laws of the Province of British Columbia, and that so long as it is the General Partner of the Partnership it shall maintain its corporate existence;

         (ii) has and shall continue to have the appropriate capacity to act as the General Partner and to perform its obligations under this Agreement and that such obligations do not and shall not conflict with or constitute a default under its Memorandum or Articles or any agreement by which it is bound; and

         (iii) shall act with fairness and good faith towards the Limited Partners and in the discharge of its duties in the management of the business of the Partnership.

     (b) Each Limited Partner represents and warrants to and covenants and agrees with each other Partner that such Limited Partner has and shall have the capacity and competence, and if a corporation, the necessary corporate capacity, to enter into this Agreement.

2.08 Compliance with Laws
     --------------------

     Each Limited Partner shall on request of the General Partner immediately execute all Certificates and other documents necessary to comply with any law or regulation of any jurisdiction in Canada for the continuation, operation and good standing of the Partnership.

                     ARTICLE III - NAME, OFFICE AND ADDRESS
                     --------------------------------------

3.01 Name
     ----

     The name of the Partnership is "Hyperbaric Ventures Limited Partnership" or such other name as may from time to time be adopted by the Partnership.

3.02 Registered Address
     ------------------

     The registered address of the Partnership shall be Suite 2550, 555 West Hastings Street, Vancouver, British Columbia, V6B 4N5, or as the General Partner may designate from time to time and the Partnership may maintain other offices and places of business as the General Partner may from time to time determine.

3.03 Addresses of Limited Partners
     -----------------------------

     The addresses of the Limited Partners shall be those stated after their names below or as set forth in the Partner's Subscription form or Transfer form signed by them and registered in the register of the Partnership, subject to written notice of change given by the Limited Partner to the General Partner or the Transfer Agent of the Partnership.

                   ARTICLE IV - BUSINESS OF THE PARTNERSHIP
                   ----------------------------------------

4.01 Purpose and Business
     --------------------

     The business of the Limited Partnership shall be the administering and operating of hyperbaric chambers and comparative and ancillary technologies, all business directly and indirectly in relation thereto and all other matters which the General Partner may consider necessary or advisable or advantageous for the pursuit of such business, the financing thereof, and the realization of profit therefrom.

4.02 Powers
     ------

     The Partnership shall have the power without limitation to do any act and thing necessary, proper, convenient or incidental to the accomplishment of its purposes and business.

4.03 Qualification to do Business
     ----------------------------

     The General Partner shall cause the Partnership to qualify to do business as a limited partnership in the Province of British Columbia and in such other jurisdictions as shall be required to carry out the purposes and business of the Partnership.

                         ARTICLE V - CAPITAL AND UNITS
                         -----------------------------

5.01 The Capital
     -----------

     The Capital of the Partnership shall consist of 1,000,000 Limited Partnership Units, at a par value of $10.00 (Cdn.) per Unit, for an aggregate authorized capital of $10,000,000 (Cdn.). Each Unit of the authorized capital shall be issued on the authorization of the General Partner, which may issue the same for cash consideration or such other consideration as the General Partner, in its sole discretion, considers reasonable, subject to such consideration, where non-cash, having a fair market value with an equivalent cash value. Non-cash consideration shall be deemed to have the fair market value stated, where the same is negotiated at arms'-length. The General Partner may, furthermore, issue Units at a discount and deem and determine the discounted portion to be fully paid and non-assessable as consideration for the negotiated risk of subscription at such time as the Partnership lacks a viable business and revenue, but that discounts shall not exceed fifty percent (50%) of the par value of the Units.

5.02 Limited Partners
     ----------------

     Subject to the provisions hereof, the General Partner shall be authorized to admit accepted subscribers for Units as Limited Partners, and the Partners hereby consent to the admission of and will admit additional Limited Partners to the Partnership without further act of the Partners provided that each additional Limited Partner holds at least one (1) Unit and has paid the subscription price for each Unit as required by this Agreement. The General Partner shall make such filing, recording, publishing and do such other acts as may be appropriate to comply with all requirements of the Partnership Act in respect of the admissions of Limited Partners.

5.03 Offering of Units
     -----------------

     Subject to the provisions hereof, the General Partner may raise capital for the Partnership by a public or private offering of Units and may determine the terms and conditions of any such offering and may do all things in that regard, including preparing and filing Offering Memoranda and other documents qualifying the distribution of the Units.

5.04 Subscription
     ------------

     A Person may subscribe for one or more Units by delivering to the General Partner a completed Subscription. The General Partner may, in its sole discretion, refuse to accept any subscription for Units, and if a Subscription is not accepted, the General Partner shall cause the Partnership to refund the Subscription price for such Units paid by such Person. No subscription for Units may be made or shall be accepted for fractions of a Unit.

5.05 Payment of Subscription Price
     -----------------------------

     The General Partner may set such terms for payment of the Units subscribed as it may determine at its sole discretion in accordance with its best judgment as to the needs of the Partnership. Payment for Units may be on the basis of deferred terms, provision of bank credit with Subscriber's guarantee, promissory notes, or such other payment terms or consideration as the General Partner may determine.

5.06 General Partner's Contribution
     ------------------------------

     The General Partner shall not be required to contribute capital to the Partnership in order to maintain its capacity as the General Partner of the Partnership, except as may be required in accordance with the further terms of this Agreement.

5.07 Initial Limited Partner
     -----------------------

     The Initial Limited Partner will make a capital contribution of $10.00 and is entitled to receive the one initial unit.

5.08 Nature of Units
     ---------------

     The issued and outstanding units are equal to each other with respect to all matters including, without limitation, the following:

     (a) the right to receive distributions from the Partnership in accordance with the proportionate share for each unit;

     (b) the right to participate in profits and the allocation of losses in accordance with the proportionate share for each unit;

     (c)  no unit has a preference or right over another unit; and

     (d) the right to exercise one vote per unit at meetings of the Partners in respect to the matters to be decided by the Limited Partners.

5.09 Registered Holder of Units
     --------------------------

     No Unit may be subscribed for by, or registered in the name of, a Person who is not an eligible or lawfully appropriate individual, corporation, body corporate or trustee, executor, administrator or other legal representative. If the General Partner shall determine, which shall be its sole reasonable judgment and discretion, that any accepted Subscriber or Partner is not an eligible or lawfully appropriate Subscriber or Partner aforesaid, the General Partner may, and the accepted Subscriber or Partner shall, on the General Partner's election, agree to cancel and return to the Partnership all Units subscribed and the General Partner shall return the Subscription funds without interest. This provision shall not apply as to Partners who were initially eligible but whose circumstances have changed subsequently .

     A Unit or Units may be owned and registered jointly, but the Partnership, unless notified by all parties in writing otherwise, shall treat the interests as equally subdivided and allocate votes, distributions, losses or other matters separately.

5.10 Unit Certificate
     ----------------

     Upon acceptance by the General Partner of a Subscription for a whole Unit or any integral multiple thereof and payment of the subscription price for such Unit, the General Partner shall deliver or cause to be delivered to such subscriber a Unit certificate specifying the number of Units held by such subscriber. The General Partner shall enter the subscriber on the Register as a Limited Partner and on the certificate as a Limited Partner. Every Unit certificate shall be signed manually by at least one (1) officer or director of the General Partner.

5.11 Register and Transfer Agent
     ---------------------------

     The General Partner, or such other persons as the General Partner may appoint from time to time, shall act as Transfer Agent and shall:

     (a)  maintain a registered office for the Partnership;

     (b) maintain at the registered office a register to record the names and addresses of the Partners, the number of Units held by each Limited Partner and particulars of registration and assignment of Units;

     (c)  maintain such other records as may be required by law;

     (d) make on behalf of the Partnership all recordings or filings with any governmental authority that are required to be made by the Partnership; and

     (e) keep a copy of the Certificate and a copy of this Agreement at the registered office.

The General Partner shall be authorized to make such reasonable rules and regulations as it may consider necessary or desirable in connection with the services to be performed by the Transfer Agent, including the times when the Register may be closed, establishment of record dates, documentation required to record assignments of Units and other matters.

5.12 Inspection of Register
     ----------------------

     Any Limited Partner, or an agent of a Limited Partner duly authorized in writing, shall have the right to inspect and take extracts from the Register during normal business hours and, upon payment of a reasonable fee to the General Partner, to obtain a copy of the Register not more than ten (10) days after the date of filing of his written request therefore with the General Partner at the Partnership's principal office.

5.13 Non-Recognition of Trust Arrangements
     -------------------------------------

     The General Partner shall not be obliged to recognize, acknowledge or account to any trust arrangement, charge, pledge, or equity with respect to any Unit and shall not recognize any person as having any interest in any Unit except for the person or persons recorded on the Register, or shown on the Unit certificate as the holder of such Unit. The receipt of the Person in whose name any Unit is recorded on the Register shall be a sufficient discharge for all amounts paid in respect of such Unit and from all liability therefore.

5.14 Lost Unit Certificate
     ---------------------

     If a Unit certificate has been defaced, lost, destroyed or wrongly taken, the General Partner shall cause a new Unit certificate to be issued upon the Limited Partner, in whose name the Unit certificate is recorded, if the Limited Partner files with the General Partner a form of proof of loss, an indemnity bond in form and in an amount sufficient to indemnify and hold harmless the General Partner from any costs, damages, liabilities or expenses incurred as a result of issuing such new Unit certificate and satisfies such other reasonable requirements as are imposed by the General Partner.

5.15 General Partner as a Limited Partner
     ------------------------------------

     The General Partner may subscribe for and acquire Units or purchase Units by private contract or in the market and shall be entered on the Register and the certificate as a Limited Partner in respect of such Units and will be entitled to all of the rights of a Limited Partner under this Agreement, except as otherwise provided in this Agreement.

5.16 Assignment of Units
     -------------------

     Except when the Partnership has become a reporting issuer by the filing and receipt of a prospectus or unless transfer occurs by operation of law or inheritance, a Unit is not assignable except by permission of the General Partner, which permission shall not be unreasonably withheld, and where the Partner complies with this part, a Unit may be assigned to an eligible and lawfully entitled Person who:

 (a) has signed a declaration in a form acceptable to the General Partner;

 (b) has delivered the signed declaration referred to in Article V hereof and the Transfer form which is attached as Schedule "B" hereto completed and executed in a manner acceptable to the General Partner;

 (c) has agreed in writing to be bound by the terms of this Agreement and to assume the obligations of a Limited Partner under this Agreement; and

 (d) delivers or causes to be delivered to the Transfer Agent the Unit certificate representing such Unit duly endorsed for assignment,

provided that the assignee will not become a Limited Partner until all assurances and comforts required by the General Partner are provided as required and all filings and recordings required by law and all securities regulatory approvals, where required, have been duly made or obtained. Where the assignee is entitled to become a Limited Partner pursuant to the provisions hereof, the General Partner shall be authorized to admit the assignee to the Partnership as a Limited Partner and the Limited Partners hereby consent to the admission of, and will admit, the assignee to the Partnership as a Limited Partner, without further act of the Limited Partners. The General Partner will cause the Transfer Agent to record the transfer and will amend the Certificate by showing the name of the assignee as a Limited Partner and make such filings and recordings as are required by law.

5.17 General Partner's Right of First Refusal on Assignment
     ------------------------------------------------------

     Notwithstanding clause 5.16 above, no Partner ("Offering Partner") may sell, transfer or otherwise assign any interest, whether fractional or otherwise, in any Unit (except as between joint owners or affiliates, as defined in the Company Act, RSBC 1979, ch. 59, or by inheritance) unless the proposed Offering Partner has first offered the interest which he intends to sell, or otherwise assign, to the General Partner which may, at its absolute discretion, determine to purchase the offered Units itself or may attempt to place such offered Units with existing Limited Partners or with such other person as the General Partner may consider desirable or appropriate.

     The General Partner shall have a period of thirty (30) days from the date of delivery of the offer (containing all material terms) to notify the Offering Partner as to whether the General Partner wishes to purchase or whether it has identified another purchaser which it wishes to have purchase the offered Units. If the General Partner fails to answer or declines to acquire the Units or to place the Units, the Offering Partner may thereupon sell the Units on the same terms as those offered to the General Partner, subject to clause 5.16 and subject to any sale being in compliance with applicable securities laws. In the event that the Offering Partner alters the terms of the offer or has failed to sell the Units within the earlier of six (6) months of the General Partner's refusal or of the termination of the thirty (30) day period, this right of first refusal shall once more be applicable to any intended sale by the said Offering Partner.

5.18 Additional Documentation
     ------------------------

     If an assignor of a Unit purports to assign such Unit in any representative capacity, or if any assignment results from the death, mental incapacity, or bankruptcy of a Limited Partner or is otherwise involuntary, the assignor or his legal representative shall furnish to the General Partner, such documents, certificates, assurances, court orders and other materials as the General Partner may reasonably require to effect such assignment.

5.19 Substituted Limited Partner
     ---------------------------

     A Substituted Limited Partner, upon registration of any requisite notices in respect of his being substituted as a Limited Partner, shall become a Limited Partner and shall have all of the rights and liabilities of the assigned Unit or Units acquired by him and the assignor of such Unit or Units shall thereupon cease to be a Limited Partner; provided, however, the assignor shall remain liable for any and all matters arising while he was a Limited Partner.

                       ARTICLE VI - PARTNERSHIP ACCOUNTS
                       ---------------------------------

6.01 Capital Accounts
     ----------------

     The General Partner shall establish and maintain a separate capital account (the "Capital Account") on the books of the Partnership for each Partner and shall, on receipt, credit such account with the respective Capital Contribution by such Partner.

6.02 No Interest on Capital Account
     ------------------------------

     No Partner is entitled to receive interest on the amount of his Capital Contribution or the amount reflected in his Capital Account.

6.03 No Right of Withdrawal
     ----------------------

     No Partner shall have any right to withdraw or make a demand for withdrawal of any part of his Capital Account or receive any other distribution from the Partnership except as expressly provided for in this Agreement and unless such withdrawal satisfies the requirements of the Partnership Act.

6.04 Drawings Account
     ----------------

     The General Partner will establish a drawings account (the "Drawings Account") on the books of the Partnership for each of the General Partner and each Limited Partner to which Net Income or Loss and all other amounts to which Partners are entitled, other than Capital, are accredited and to which losses and all distributions to Partners are charged.

6.05 Allocation of Limited Partners Drawings Account
     -----------------------------------------------

     The debit or credit balance in the Drawings Account of the Limited Partners will be allocated to them in proportion to the balance from time to time standing to their credit in their respective Capital Accounts.

6.06 Negative Balance in Capital or Drawings Accounts
     ------------------------------------------------

     The interest of a Partner in the Partnership will not terminate by reason of a negative balance in his Capital Account or a negative balance in his Drawings Account.

               ARTICLE VII - PARTICIPATION IN PROFITS AND LOSSES
               -------------------------------------------------

7.01 Allocation to Partners
     ----------------------

     Except as specifically provided otherwise in this Agreement, where any amount is, pursuant to any provision of this Agreement, allocated or distributed among Partners holding Units, such amount shall be apportioned among the Partners holding Units in proportion to the balance from time to time standing to their credit in their respective Capital Accounts.

7.02 Net Income or Net Loss
     ----------------------

     At the end of each fiscal year of the Partnership, net income and net loss of the Partnership shall be determined by the accountant on the basis of the Partnership's fiscal year in accordance with generally accepted accounting principles applied on a consistent basis.

7.03 Computation of Income or Loss for Tax Purposes
     ----------------------------------------------

     Notwithstanding the definition of Net Income or Net Loss, for the purposes of recognition of income for tax purposes, income will be deferred for the length of time and recognized in the amount, and in the case of a deduction from income, such deduction will be taken at the time and in the amount, all as are determined by the General Partner, acting reasonably, to be advisable and in the best interests of the Limited Partners.

7.04 Allocation of Net Income or Loss and Distributable Cash
     -------------------------------------------------------

     Net Income and Distributable Cash shall initially be distributable as in
(a) and thereafter in respect of any fiscal period shall be allocated as at the end of such period in accordance with (b) as follows:

 (a) until the Limited Partners of the Partnership have received distributions equal to one hundred and twenty percent (120%) of the Capital Contribution of the Partner, ninety percent (90%) shall be allocated to Limited Partners and 10% to the General Partner;

 (b) subsequent to (a) above, Net Income and Distributable Cash shall be allocated as to sixty percent (60%) to the Limited Partners and forty percent (40%) to the General Partner.

     The amount of Loss of the Partnership shall be allocated as to ninety-nine point nine eight percent (99.98%) to the Limited Partners and zero point zero two percent (0.02%) to the General Partner.

7.05 Allocation of Taxable Income or Tax Loss
     ----------------------------------------

     Taxable Income or Tax Loss shall be allocated in accordance with appropriate accounting principals, as determined by the auditor and the General Partner, in accordance with allocations of Net Income or Loss (pari pasu and directly in proportion with such allocation),as set forth in clause 7.04 above.

7.06 Repayment of Excess Distribution
     --------------------------------

     If, as determined by the General Partner, any Person has received a distribution from the Partnership which exceeds the entitlement of such Person, such Person shall forthwith repay to the Partnership the amount thereof upon receipt of notice to such effect from the General Partner, and if such amount has not been repaid the General Partner may, in addition to any other remedies it may have, deduct such amount from any subsequent distribution to such Person.

7.07 No Allocation on Transfer
     -------------------------

     If at any time during the fiscal year of the Partnership a Limited Partner shall assign or transfer his Unit(s) in the Partnership, no share of Net Income or Loss or other distribution of the Partnership relating to the fiscal year during which such assignment or transfer takes place shall be allocated to such Limited Partner's Capital Account as at the date of sale or transfer. All such amounts shall be credited to the Partners' Capital Accounts in accordance with those persons who were shown on the Register as Partners at the end of such fiscal year.

7.08 Reserves and Distribution
     -------------------------

     The General Partner may, from time to time, in its complete discretion except as otherwise provided herein, determine the amount of the Net Income available for distribution to the Partners, and in making such determination shall reserve such funds as, in the opinion of the General Partner, are required to meet the obligations of the Partnership in connection with the assets, purposes or business of the Partnership. Surplus cash which the General Partner from time to time determines is available for distribution to the Partners shall be so distributed to the extent permitted by law. Any such distribution shall be made to each Partner in accordance with his interest as herein provided, and the General Partner shall adjust the Drawing Accounts of the Partners accordingly upon making such distribution. Notwithstanding the aforesaid discretionary distributions, the General Partner shall within one hundred and eighty (180) days of each fiscal year end of the Partnership make a determination of surplus cash available for distribution and, to the extent permitted by law and after establishing reasonable reserves, distribute to each Partner his share of the surplus cash available for distribution and adjust the
Drawing Accounts of the Partners accordingly.   The General Partner may, in
addition to making distributions arising from profits earned by the Partnership in the ordinary course of its business, and in appropriate circumstances, make distributions of net insurance proceeds.

7.09 Adjustments
     -----------

     If the Auditors of the Partnership determine that the share of a Partner differs from his share as determined by the General Partner, then the determination of the Auditor shall be deemed to be correct and binding upon the Partnership and the General Partner will cause the necessary adjustments to be made by payment to the Partner or by payment from the Partner as the case may be.

7.10 Adjustment Lien
     ---------------

     If as a result of an adjustment pursuant to Articles 7.06 or 7.09 hereof, a Partner is required to make payment to the Partnership, then that Partner hereby grants a lien in favour of the Partnership equal to the amount owed by the Partner and will pay interest on that amount at the Prime Rate plus two percent (2%) compounded semi-annually calculated from the date of notice of adjustment given under this paragraph until the adjustment sum is fully paid. The General Partner will, in reasonable time after discovery of a discrepancy, notify in writing each Partner whose share of the profits is to be adjusted of the amount of the adjustment sum together with a cheque for that sum payable to that Partner or a request for payment in respect of the sum payable by a Partner.

7.11 Capital Cost Allowance
     ----------------------

     The General Partner, when determining the Taxable Income or Tax Loss of the Limited Partners for each fiscal year, will, in its discretion, determine the amount of allowable capital cost allowance and other tax deductions available to the Partnership under the governing income tax legislation.

7.12 Title and Ownership of Assets of the Partnership
     ------------------------------------------------

     Assets of the Partnership may be held in the name of the Partnership, may be held by the General Partner on behalf of and as trustee (whether stipulated or not) for the Partnership, or may be held by Affiliates of the Partnership or of the General Partner on behalf of and in trust for the Partnership (whether such trust is stipulated or not, such Affiliates are impressed with a trust). The Limited Partners have no, and shall have no, interest, legal or beneficial, in any assets of the Partnership nor do Limited Partners have any call, lien, or right to receive assets of the Partnership so long as the Partnership subsists or at all except in accordance with Article XIV. Upon dissolution, winding up or liquidation of the Partnership as provided in this Agreement the Partners have only the right to receive the proceeds of disposition of assets in the manner contemplated by Article XIV hereof. During the currency of the Partnership the Partners have only the right to receive profits and losses in the manner provided by this Article VII and in accordance with the discretion provided to the General Partner.

7.13 Return of Capital
     -----------------

     Except as otherwise provided herein, a Partner is only entitled to demand a return of his Capital Contribution upon the dissolution, winding-up or liquidation of the Partnership. Upon winding-up, dissolution or liquidation of the Partnership, the General Partner will, after making all payments due to the General Partner under this Agreement and to creditors, return to each Limited Partner from the Property of the Partnership the amount reflected in that Limited Partner's Capital Account to the extent of assets remaining.

ARTICLE VIII - MANAGEMENT OF THE PARTNERSHIP BUSINESS
-----------------------------------------------------

8.01 Management by General Partner
     -----------------------------

     The General Partner shall, subject to the provisions of this Agreement, have full, exclusive and complete discretion in the management and control of the business of the Partnership and shall make all decisions affecting the Partnership business.
In the exercise of the powers and the discharge of the duties of the General Partner, it will in this respect manage, control and operate the business of the Partnership and will cause to be done any and all acts necessary, appropriate or incidental to the business of the Partnership honestly, in good faith and in the best interests of the Partnership and in connection therewith shall exercise the degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.
Any action taken by the General Partner on behalf of the Partnership is deemed to be the act of the Partnership and binds the Partnership.

8.02 Powers of General Partner
     -------------------------

     The General Partner shall manage and control the business of the Partnership to the best of its ability and shall use its best efforts to carry out the purposes and the business of the Partnership set forth herein, and in connection with which it has in its sole discretion the right, power and authority to do or cause to be done on behalf of the Partnership all acts which are necessary, proper or desirable to carry on the business of the Partnership and manage the Property, including, without limitation to:

 (a) provide over-all management, financial, and business planning, including, but not limited to entering into agreements for the financing, encumbering, franchising, development, sale or licensing of the Property or any part thereof;

 (b) enter into any agreements for the marketing, promotion and/or advertising of Property or as agent for and on behalf of others or in concert with others as joint venture participants or otherwise;

 (c) enter into any management agreement necessary for the management of the Property or any part thereof;

 (d) retain or employ legal and accounting services and professional advice in the conduct of the affairs of the Partnership;

 (e) open bank accounts for the Partnership in the name of the Partnership or the General Partner with full and exclusive signing authority on behalf of the Partnership;

 (f) pay costs and expenditures reasonably incurred by the Partnership;

 (g) borrow money for the financing of the Partnership business and from time to time, without limit as to amount, draw, make, execute and issue promissory notes and other negotiable or non-negotiable instruments and evidence of indebtedness, and secure the payment of the sums so borrowed and mortgage, pledge or assign in trust, or otherwise, all or any part of the Property of the Partnership;

 (h) employ, retain or dismiss from employment personnel, agents, representatives, or professionals with the powers and duties and upon the terms, at the places and for the compensation as in the discretion of the General Partner may be necessary or advisable in carrying on the business of the Partnership;

 (i) continue to hold registered title to the Property in the name of the General Partner or in the name of a nominee or trustee for the purposes of financing or other convenience or benefit of the Partnership;

 (j) invest funds not immediately required for the operations of the Partnership but only in securities of or guaranteed by the Government of Canada, the Government of any Canadian Province or a Canadian Chartered Bank, unless otherwise permitted by a meeting of Partners;

 (k) submit the Partnership to binding arbitration with respect to any matters pertaining to the assets and undertakings of the Partnership;

 (l) enter into agreements and attend to all matters relating to the distribution of Units;

 (m) generally do the things and take the steps in connection with the Property of the Partnership which would be customarily carried out by a reasonable owner of a substantially similar business;

 (n) employ or retain Affiliates on behalf of the Partnership to provide goods or services to the Partnership;

 (o) the General Partner may charge reasonable administrative, overhead and service charges for its services provided to the Limited Partnership;

 (p) commence or defend any action or proceeding in connection with the Partnership or the business; and

 (q) file returns and provide other information required by any governmental or like authority.

8.04 Authority of General Partner
     ----------------------------

     No person dealing with the Partnership shall be required to inquire into the authority of the General Partner to take any action or make any decision on behalf of or in the name of the Partnership.

8.05 Liability of General Partner
     ----------------------------

     The General Partner shall have unlimited liability for the liabilities and obligations of the Partnership.

8.06 Limitation of Liability of General Partner
     ------------------------------------------

     The General Partner is not personally liable for the return of any Capital Contribution made by a Limited Partner to the Partnership. Neither the General Partner nor its officers, directors, shareholders, employees or agents is liable, responsible for, accountable in damages or otherwise to the Partnership or a Limited Partner for an action taken or failure to act on behalf of the Partnership within the scope of the authority conferred on the General Partner by this Agreement or by law unless the act or omission was performed or omitted fraudulently or in bad faith or constituted wanton or willful misconduct or negligence.

     Officers, directors, shareholders or employees of the General Partner or the Partnership who may own Units of the Partnership shall not be liable for debts or other obligations of the Partnership by such investment and any implication in law to such effect shall be given the narrowest interpretation.

8.07 Indemnification of General Partner
     ----------------------------------

     The Partnership will indemnify the General Partner, its officers, directors, shareholders, employees or agents from and against losses, expenses, damages or injuries suffered or sustained by reason of acts, omissions or alleged acts or omissions arising out of the activities of the General Partner on behalf of the Partnership or in furtherance of the interest of the Partnership but only if the acts, omissions or alleged acts or omissions on which the actual or threatened action, proceeding or claims are based were performed in good faith and were not permitted or omitted fraudulently or in bad faith or as a result of wanton or willful misconduct or negligence by the General Partner, its officers, directors, shareholders or their respective agents. Unfair, prejudicial or oppressive conduct by the General Partner shall be deemed to be acts not conducted in good faith.

8.08 Confidentiality of Information
     ------------------------------

     The General Partner will maintain the confidentiality of technical, financial, copyright and other information and data which it may obtain through or on behalf of the Partnership, the disclosure of which may adversely affect the interests of the Partnership except to the extent that disclosure is required by law or is in the best interests of the Partnership, and the General Partner will utilize the information and data only for the business of the Partnership.

8.09 Transactions Involving Affiliates
     ---------------------------------

     The validity of a transaction, agreement or payment involving the Partnership and an Affiliate or Associate permitted under this Agreement and made on reasonable terms is not affected by reason of the relationship between the General Partner and the Affiliate or Associate or the approval of the transaction, agreement or payment by the directors of the General Partner all of whom may be officers or directors or are otherwise interested in or related to the Affiliate.

8.10 Restrictions
     ------------

     The General Partner shall not:

 (a) cause the Partnership to guarantee the obligations and liabilities of or make loans to the General Partner or an Affiliate unless such is necessary in the nature of the Partnership business and is for the benefit of the Partnership; or

 (b) co-mingle the funds of the Partnership with the general, non-Partnership, funds of the General Partner or an Affiliate.

8.11 Competitive Agreements
     ----------------------

     The General Partner may enter into an agreement or agreements on competitive terms with other companies or persons for performance of any rights, duties or obligations of the General Partner. It may not carry on any business of the same nature as and competing with that of the Partnership and the General Partner shall be required to account for or pay over to the Partnership any or all profits made by it in that competing business, unless the General Partner shall have first received approval by the Limited Partners.

8.12 Payments
     --------

     The General Partner shall pay out of the funds of the Partnership any and all third party costs and expenses as and when the same become due.

8.13 Compensation and Reimbursement
     ------------------------------

     The General Partner shall be entitled to reasonable compensation for the performance of its duties hereunder and shall be reimbursed by the Partnership for all costs actually incurred and paid by it in the performance of its duties hereunder in accordance with the terms hereof, including both direct costs incurred for the exclusive benefit of the Partnership and such portion of the indirect or general administrative costs of the General Partner as are reasonably and fairly allocable to the services rendered by the General Partner to the Partnership under the terms of this Agreement and including any capital tax payable pursuant to provincial legislation in respect of the taxable paid up capital of the Partnership determined as if the Partnership were a corporation. Reimbursement of the General Partner by the Partnership, as aforesaid, shall take place notwithstanding removal of the General Partner, as General Partner, by the Partnership.

8.14 Interest on Costs Incurred
     --------------------------

     Costs actually incurred and paid by the General Partner in accordance with
Article 8.13 hereof shall bear interest at the rate of two percent (2%) per annum over the Prime Rate, compounded monthly. For the purposes of making this computation, interest shall be calculated on the aggregate balance of such costs actually incurred outstanding on the last day of each and every month during the term hereof.

            ARTICLE IX - REMOVAL OR RESIGNATION OF GENERAL PARTNER
            ------------------------------------------------------

9.01 Removal
     -------

     The General Partner may only be removed as a General Partner in the event of:

          (a) the adjudication of the General Partner as a bankrupt, the making of an assignment for the benefit of creditors generally of the General Partner, or the dissolution, winding-up or liquidation of the General Partner;

          (b) default by the General Partner under the provisions of this Agreement, which default remains unremedied or uncontested for a period in excess of thirty (30) days from the date written notice of such default is given by 20% or more of the Limited Partners; or

          (c) on and after Dec. 30, 2001, by Special Resolution of the Limited Partners at a general meeting or special meeting.

     In the event of the removal of the General Partner, the General Partner being removed shall cease to be entitled to any form of compensation hereunder as General Partner or allocation of any income of the Partnership accruing after the date of removal.

9.02 Replacement of General Partner
     ------------------------------

     The right to remove the General Partner provided in Article 9.01 hereof shall be exercised only by way of Special Resolution and shall be effective only upon the Limited Partners appointing, concurrently with such removal, a new General Partner to assume all of the responsibilities and obligations of the existing General Partner. The new General Partner shall, prior to assuming its responsibilities as General Partner under the terms of this Agreement, execute those documents presented by the Partnership to give effect to such assumption.

9.03   Resignation
       -----------

       The General Partner may resign voluntarily 360 days after commencement of the Partnership provided that such resignation will not have the effect of dissolving the Partnership and provided that, concurrent with such resignation, the General Partner appoints a new General Partner which, in the reasonable opinion of the General Partner, is qualified and is willing to assume all of the responsibilities and obligations of the existing General Partner. Notwithstanding the resignation of the General Partner as such, the General Partner will not have any right to withdraw any amount or receive any distributions from the Partnership which the General Partner would not have had the right to withdraw or receive if the General Partner had not resigned except as expressly provided for in this Agreement.

9.04   Disposition of General Partner's Interest
       -----------------------------------------

       The General Partner may not dispose of any of its interest as General Partner prior to 360 days after the formation of the Partnership, unless such disposition is first approved by Special Resolution. No person shall be recorded on the Register or Certificate or recognized as the holder of any interest in the General Partner's interest without the approval hereby required and until all filings and recordings required by law have been made.

9.05   Transfer of Management
       ----------------------

       On the admission of a new General Partner, the General Partner shall do all acts and shall take all steps to immediately and effectively transfer the management and operation, assets, books, records and accounts of the Partnership to the new General Partner including the execution of all deeds, certificates, declarations and other documents whatsoever which may be necessary to effect such change.

9.06   Release of General Partner
       --------------------------

       Upon the removal or resignation of the General Partner as aforesaid, the Partnership shall release and hold harmless the General Partner and the Limited Partners shall release the General Partner from all actions, claims, costs, demands, losses, damages and expenses with respect to events which occur in relation to the Partnership after the effective time of such removal.

                    ARTICLE X - STATUS OF LIMITED PARTNERS
                    --------------------------------------

10.01  Status of each Limited Partner
       ------------------------------

       Each Limited Partner represents and warrants to each other Partner that such Limited Partner has and shall have the capacity and competence, and if a corporation, the necessary corporate capacity, to enter into and be bound by this Agreement.

10.02  Limited Liability of Limited Partners
       -------------------------------------

       Subject to the provisions of the Partnership Act and this Agreement, the liability of a Limited Partner for any of the debts and obligations of the Partnership or any of the losses thereof shall be limited to the amount contributed or agreed to be contributed by him as a Capital Contribution and a Limited Partner shall not be liable for any further claims, assessments or contributions to the Partnership.

10.03  Limitations on Authority of Limited Partners
       --------------------------------------------

       No Limited Partner in his or its capacity as a Limited Partner, except to the extent permitted by law, shall:

          (a) take part in the control or management of the business or other undertaking of the Partnership or exercise any power in connection therewith;

          (b) execute any documents which binds or purports to bind any other Partner or the Partnership;

          (c) hold itself out as having the power to act for or to undertake any obligation or responsibility on behalf of any other Partner or the Partnership;

          (d) have any authority to undertake any obligation or responsibility on behalf of the Partnership;


except that the General Partner may do all of the foregoing in its capacity as General Partner on behalf of the Partnership notwithstanding that it or any shareholder, director, or officer thereof may also be a Limited Partner.

10.04  Other Activities of Limited Partners
       ------------------------------------

       A Limited Partner may engage in or hold an interest in any other business, venture, investment or activity whether or not similar to or competitive with the business of the Partnership.

10.05  Indemnity of Limited Partners
       -----------------------------

       The General Partner will indemnify and hold harmless each Limited Partner for any costs or damages incurred by the Limited Partner if his liability is not limited in the manner provided for in this Agreement, other than any lack of limited liability caused by any act or omission of any Limited Partner.

10.06  No Actions or Liens
       -------------------

       Except as specially permitted herein, each Limited Partner covenants that he will not during the term of this Agreement bring any action for partition or sale or otherwise in connection with any interest in the business or other assets of the Partnership whether real of personal, nor register or permit any lien or charge to be recorded or remain undischarged against the Property or any other assets of the Partnership.

10.07  Incapacity
       ----------

       The Partnership shall not be dissolved by or upon the resignation, death, mental incapacity, insolvency, bankruptcy, receivership, dissolution, liquidation or winding-up of any Limited Partner, and the legal representative of the Limited Partner shall be entitled to and will assume all the rights and liabilities of the Limited Partner in respect of the Partnership.

10.08  Default
       -------

       If any Limited Partner (the "Defaulting Limited Partner") shall be in default of any term or provision of this Agreement, including default in making payment under any promissory note delivered as a Capital Contribution, and such default remains unremedied for a period in excess of thirty (30) days from written notice by the General Partner to the Defaulting Limited Partner, then upon the expiration of the said 30-day period, and as long as such default remains unremedied, the General Partner shall have an option to purchase such Defaulting Limited Partner's Unit(s) in the Partnership at and for a consideration equal to the greater of:

          (a) the adjusted cost base (within the meaning of the Income Tax Act (Canada)) of such Defaulting Limited Partner's Units as at the date of such default less the amount paid by the General Partner to the Partnership to remedy the default of the Defaulting Limited Partner, if any; or

          (b) the sum of one dollar ($1.00) for each Unit.


The General Partner may exercise its option by delivering written notice to the Defaulting Limited Partner that it will purchase the Defaulting Limited Partner's Units at the price determined in the aforementioned manner. The Defaulting Limited Partner shall deliver a duly executed Transfer of and Unit certificates for the Units to the General Partner within fifteen (15) days of the General Partner delivering notice of its exercise of the option to the Defaulting Limited Partner. The General Partner shall pay for such Units upon registration of the Units in the name of the General Partner. In the event that the Defaulting Limited Partner fails to deliver a duly executed assignment and the Unit certificates as required in this Article, the General Partner may pay the amount of the consideration for the Units to the credit of the Defaulting Limited Partner into the Partnership's bank for the time being and thereafter registration of the Units may be made in the name of the General Partner.


       If a Limited Partner shall be in default of payment of any monies owing to the Partnership, then during the period of such default the Partnership shall have a first lien and charge on such Limited Partner's Units and on any payments due to the Limited Partner or on any sale proceeds realized from a sale of such Units. The Partnership shall be entitled to apply any amounts which become payable to the Limited Partner as payment towards satisfaction of a corresponding amount of the Limited Partner's default.

10.09  Required Purchase of Units
       --------------------------

       In the event that there is dispute or disagreement between the General Partner and one or more Limited Partners, the General Partner shall have the sole option, at its discretion, to purchase or arrange the purchase of the Units of such Limited Partner or Partners (hereinafter called the "Dissenting Partners") with which dispute has been engaged and which has not been resolved within thirty (30) days of written notice by the General Partner that it wishes to negotiate a resolution and citing this clause. The Dissenting Partners shall sell to the General Partner, or the purchaser which it has arranged, all of the Dissenting Partners' Units and any other interest in the Partnership or in the business of the Partnership (whether such interest in the business is loans to the Partnership, goods or capital contributed or lent, or any other asset contributed by the

Dissenting Partners) (such Unit or Units and interest in the business of the Partnership are hereafter called the "Purchased Interest") and the same, at the election of the General Partner, shall be purchased and the Dissenting Partners shall sell the Purchased Interest on the following terms:

       (a) the General Partner shall give the Dissenting Partners notice of intention to purchase the Purchased Interest and shall stipulate the place of payment, a solicitor or accountant who will act as intermediary, the time of payment, and the amount of payment for the Purchased Interest;

       (b) prior to the Partnership earning revenues, the amount to be paid to the Dissenting Partners shall be the adjusted costs base of the Units of the Dissenting Partners and the outstanding amount of all loans of the Dissenting Partners to the Partnership but that when the Partnership has commenced earning revenues, the value of the Dissenting Partners Units shall be established as a price equal to the value of three years of projected cash flow (as established by the Partnership's auditor from prior years and based upon management's best estimates) and such three years of projected cash flow shall be calculated as a Net Present Value employing a twenty percent (20%) discount factor (as an accounting for the cost of money and risk) plus the repayment of all loans of the Dissenting Partner to the Partnership;

       (c) the Dissenting Partners shall tender, in fully transferable form, the Purchased Interest at the time and the location set by the General Partner in the notice, for delivery against payment by the General Partner or the purchaser provided by the General Partner;

       (d) in the event that the Dissenting Partners do not tender at the time and place stated by the General Partner, and so long as the General Partner, or its arranged purchaser, is ready, willing and able to pay or cause to be paid the amount stipulated in the notice for the Purchased Interest, all rights of the Dissenting Partners in the Partnership and its business shall cease from that date and it shall have the right only to claim the money value (or things in kind if so notified by the General Partner) of the Purchased Interest (the General Partner is not required to tender money if the Dissenting Partners have not tendered the Purchased Interest; the General Partner, or its arranged purchaser, need only stipulate readiness and show capacity to pay to the intermediary at the time and place specified);

       (e) in the event that the Dissenting Partners dispute the amount of payment by the General Partner, this shall not prevent closing or purchase of the Purchased Interest by the General Partner, or the arranged purchaser, but the difference between the amount stipulated in the notice of the General Partner and the amount claimed by the Dissenting Partners shall be determined by process of law but shall have no effect on nor impede the exercise of the purchase herein contemplated.

                             ARTICLE XI - MEETINGS
                             ---------------------

11.01  Annual Meetings
       ---------------

       The General Partner shall cause an annual meeting of the Partners to be held in each calendar year for the purpose of reviewing the business of the Partnership. Meetings shall be held in the Greater Vancouver Regional District, Province of British Columbia, at the time and place designated in the notice of meeting. The meeting shall consider the business contained in the notice calling the meeting and such other business as Limited Partners are entitled to consider as provided in Article 11.03 hereof.

11.02  Special Meetings
       ----------------

       The General Partner may at any time and shall, upon receipt of a request from Limited Partners holding twenty (20) % or more of the outstanding Units convene a meeting of Limited Partners. In the event that the General Partner shall fail to call such meeting within thirty (30) days after receipt of a written request to call such meeting, any Partner may call such meeting. Every meeting shall be held at a reasonable time and place in British Columbia.

11.03  Notice of Meetings
       ------------------

       Notice of any meeting will be given to each Limited Partner in person or by prepaid registered mail or by hand not less than fifteen (15) days prior to such meeting, and will state:

        (a) the time, date and place of such meeting; and

        (b) in general terms, the nature of the business to be transacted at the meeting.

No Special Resolution shall be passed at any meeting unless the specific subject matter of such resolution shall have been set out in the notice of meeting. Notice for adjourned meetings shall be given not less than ten (10) days in advance and otherwise in accordance with the provisions for notice contained in this Article. Accidental failure to give notice to a Limited Partner, the General Partner or the Auditor shall not invalidate a meeting or proceeding thereat.

11.04  Quorum
       ------

       Subject to this Agreement, a quorum at any meeting of Limited Partners shall consist of two (2) or more persons present in person who collectively hold or represent by proxy:

        (a) not less than seventy-five (75) % of the voting rights of all Units in the case of a meeting to deal with matters requiring a Special Resolution; and

        (b) more than fifty (50) % of the voting rights of all Units in the case of a meeting to deal with matters requiring an Ordinary Resolution;


and if, within half an hour after the time fixed for the holding of such meeting, a quorum is not present, the meeting:

        (i) if called by or on the requisition of the Limited Partners shall be dissolved; and

       (ii) if called by the General Partner shall be held at the same time and place on the day fourteen (14) days later (or if that date is not a business day, the first business day after that date), and the General Partner will give three (3) days notice to all Limited Partners of the date of the reconvening of the adjourned meeting, and at such reconvened meeting the quorum will consist of the Limited Partners then present in person or represented by proxy.


       Any business may be transacted at the adjourned meeting which might properly have been transacted at the original meeting.

11.05  Votes
       -----

       On any question submitted to a meeting each Limited Partner shall be entitled to cast the number of votes equal to the number of the Units held by such Partner. Only Partners of record or a person appointed by proxy shall be entitled to vote. Every question submitted to a meeting:

        (a) which requires Special Resolution under this Agreement will be decided by a poll; and

        (b) which does not require a Special Resolution will be decided by an Ordinary Resolution on a show of hands unless a poll is demanded by a Partner, in which case a poll will be taken.

In the case of an equality of votes, the chairman will not have a casting vote and the resolution will be deemed to be defeated. The chairman will be entitled to vote in respect of any Units held by him or for which he may be a proxyholder. On any vote at a meeting of the Limited Partners, a declaration of the chairman concerning the result of the vote will be conclusive.

11.06  Record Dates
       ------------

       The General Partner shall establish the record date for the meeting not later than sixty (60) days prior to the meeting and may, up to thirty (30) days in advance of a meeting, cause the Register to be closed for up to fourteen (14) days to determine the holders of Units for the purpose of the meeting and any adjournment thereof.

11.07  Proxies
       -------

       At any meeting of Partners, any Partner entitled to vote may vote by proxy in the following form, provided the proxy shall have been received by the General Partner for verification prior to the meeting:

                              Instrument of Proxy
                              -------------------

       I,____________________________ of ____________________________, in the
       Province of ___________________________, being the owner of ____________
       Units of _______________________ Limited Partnership, hereby appoint _______________________ of ______________________, in the Province of
       ______________________, as my proxyholder, with full power of substitution, to vote for me and on my behalf at the meeting of Partners to be held on the ______ day of ____________________, _____, and every adjournment thereof and every poll that may take place in consequence thereof.

       WITNESS MY HAND this        day of ______________, _____.
                            ------

       Any individual may be appointed a proxy and every instrument of proxy shall be considered valid unless challenged by a Partner or a holder of another proxy prior to or at the time of its exercise.

       The Chairman shall determine the validity of any challenged instrument of proxy.

11.08  Validity of Proxies
       -------------------

       A proxy purporting to be executed by or on behalf of a Limited Partner will be considered to be valid unless challenged at the time of or prior to its exercise, and the Person challenging will have the burden of proving to the satisfaction of the chairman of the meeting that the proxy is invalid and any decision of the chairman concerning the validity of a proxy will be final.

       A vote cast in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the Limited Partner or revocation of the proxy or transfer of the Unit in respect of which the proxy was given, provided that no intimation in writing of such death, insanity, revocation or transfer shall have been received at the place of meeting prior to the time fixed for holding of the meeting.

11.09  Solicitation of Proxies
       -----------------------

       Except for the solicitation by a registered holder in respect of Units that are not owned beneficially by the registered holder, no person will solicit proxies from more than five (5) Partners unless the person making the solicitation, concurrently with or prior to the solicitation, delivers or sends an information circular to each Limited Partner whose proxy is being solicited and provides a copy to the General Partner. For the purposes of this paragraph "solicit" and "solicitation" includes a request for a proxy whether or not accompanied by or included in a form of proxy and a form of proxy or other communication to a Partner under circumstances reasonably calculated to result in the procurement, withholding or revocation of a proxy, but does not include the sending or delivering of a form of proxy to a Limited Partner in response to an unsolicited request made by him or on his behalf. Except as otherwise required in this Agreement, the information circular will conform, insofar as appropriate, to the form and content prescribed by the Securities Act (British
                                                       --------------
Columbia) and regulations and policies made pursuant thereto.

11.10  Chairman
       --------

       The General Partner may nominate a Person (who need not be a Limited Partner) to be chairman of a meeting of the Limited Partners and the person nominated by the General Partner will be chairman of such meeting unless the Limited Partners elect a chairman by Ordinary Resolution. The Partners may elect or change the chairman by ordinary resolution. If the person so nominated by the General Partner is not present at a meeting of Partners within thirty (30) minutes of the time set forth in the notice of meeting, then the Partners will as the first item of business at the meeting appoint a Chairman of the meeting by Ordinary Resolution.

11.11  Corporations
       ------------

       A Limited Partner which is a corporation may appoint an officer, director or other authorized person as its representative to attend, vote and act in its behalf at a meeting of the Limited Partners.

11.12  Attendance of Others
       --------------------

       Any officer or director of the General Partner and solicitor for the General Partner and the Partnership will be entitled to attend any meeting of the Limited Partners.

11.13  Minutes
       -------

       The General Partner will cause minutes to be kept of all proceedings and resolutions at every meeting, and any consent resolutions of the Limited Partners to be made and entered in books to be kept for that purpose, and any minutes, if signed by the chairman of the meeting or by the chairman of the next succeeding meeting, will be deemed evidence of the matters stated in them and such meeting will be deemed to have been duly convened and held and all resolutions and proceedings shown in them will be deemed to have been duly passed and taken.

11.14  Resolutions Binding
       -------------------

       Any Special Resolution or Ordinary Resolution passed in accordance with this Agreement shall be binding on all Partners and their respective heirs, executors, administrators, other legal representatives, successors and assigns, whether or not such Partner was present or represented by proxy at the meeting at which such resolution was passed and whether or not such Partner voted against such resolution.

11.15  Powers Exercisable by Special Resolution
       ----------------------------------------

       In addition to all other powers conferred upon Limited Partners by this Agreement, Limited Partners may, by Special Resolution:

          (a) remove the General Partner or a successor General Partner in accordance with Article IX hereof;

          (b) admit a person as a General Partner in place of a General Partner removed in accordance with 11.15(a) hereof;

          (c) waive any default on the part of the General Partner and release the General Partner from any claims in respect thereof;

          (d) continue the Partnership if the Partnership is terminated by operation of law or this Agreement;

          (e) dissolve the Partnership in accordance with the provisions of this Agreement;

          (f) agree to any compromise or arrangement by the Partnership with any creditors or with the holders of any shares or securities of the General Partner;

             (g) require the General Partner on behalf of the Partnership to enforce any obligation or covenant on the part of any Limited Partners;

             (h) amend, modify, alter or repeal any Special Resolution previously passed by the Limited Partners; and

             (i)  amend this Agreement in accordance with Article XV hereof.

Such powers shall be several and cumulative and each power shall be construed as complete in itself and not by reference to any other power. There shall be no limit on the number of times each power may be exercised.

              ARTICLE XII - ACCOUNTING AND FINANCIAL INFORMATION
              --------------------------------------------------

12.01  Books of Account
       ----------------

       The General Partner shall keep and maintain full, complete and accurate books of account and records of the Partnership business. The records and books of account will be prepared in accordance with generally accepted accounting principles consistently applied as practised in the Province of British Columbia and, at the discretion of the General Partner will, at the principal office of the Partnership, maintain the records and books of account for a minimum of six
(6) years and will permit reasonable inspection and examination by a Partner or his agent duly appointed in writing and at the expense of the Partner during normal business hours.

12.02  Financial Information
       ---------------------

       On or before the day which is ninety (90) days following each fiscal year end of the Partnership, the General Partner shall forward to each Partner an annual report containing financial statements of the Partnership for the fiscal year just ended with comparative financial statements for the immediately preceding fiscal year. The financial statements shall include:

             (a)  a balance sheet for the Partnership as at the Fiscal Year end;

             (b)  a statement of income;

             (c)  a statement of changes in financial position;

             (d) a statement of changes in each Partner's Capital Account for that Fiscal Year;

             (e) the Auditor's report or accountant's comments on the financial statements of the Partnership;

             (f)  a report on allocations and distributions to Partners; and

             (g)  other information material to the Partnership business.

12.03  Tax Reporting Information
       -------------------------

       (a) within ninety (90) days after the end of each fiscal year of the Partnership the General Partner shall furnish to each Limited Partner all necessary income tax reporting information including information as to the net income or loss and credits and charges to Capital allocated to such Limited Partner in the fiscal year just ended; and

       (b) the General Partner shall file on behalf of all Partners any information forms required under the Income Tax Act (Canada) or the Partnership Act.

                       ARTICLE XIII - POWER OF ATTORNEY
                       --------------------------------

13.01  Power of Attorney
       -----------------

       Each Limited Partner hereby irrevocably makes, constitutes and appoints the General Partner, or its successor under the terms of this Agreement, as his true and lawful attorney and agent ("Attorney"), with full power and authority in his name, place and stead for his use and benefit, to make, execute, swear to, acknowledge, deliver, record and file, on his behalf and on behalf of the Partnership as and when required:

   (a) this Agreement, the Certificate, any amendment to the Certificate and any instrument required to continue and to keep in good standing the Partnership as a Limited Partnership;

   (b) any instrument and any amendment to the Certificate necessary to reflect any amendment to this Agreement;

   (c) any instrument required in connection with the dissolution and termination of the Partnership;

   (d) any instrument including, without limitation, any and all deeds, indentures, mortgages, security agreements, debt instruments and guarantees as may be deemed necessary or desirable by the General Partner to carry out fully this Agreement;

   (e) any instrument relating to the admission of an additional or a substituted Limited Partner;

   (f) to effect the purposes set forth in clause 15.03 hereof;

   (g) any instrument required in connection with any election that may be made under the Income Tax Act (Canada) and any analogous fiscal legislation; and

   (h) all documents on behalf of and in the name of the Partnership as may be necessary to give effect to or carry on the business of the Partnership including any agreement with a trust company and others for the purpose of receiving and disbursing amounts contributed to the Capital of the Partnership.

       The power of attorney granted herein is an enduring irrevocable power coupled with an interest and will survive the death or disability of a Limited Partner or the assignment by a Limited Partner of the whole or any part of the interest of a Limited Partner in the Partnership, and extends to the heirs, executors, administrators, successors and assigns of the Limited Partner, and may be exercised by the General Partner on behalf of each Limited Partner either by listing all the Limited Partners executing any instrument with a single signature as attorney and agent for all of them or by referring to the Partnership name and executing as a General Partner on behalf of the Partnership, or by executing under the General Partner's name as a General Partner of the Partnership. Notwithstanding the foregoing, any instrument which would legally be executed by the General Partner on behalf of a Limited Partner pursuant to the Power of Attorney shall also be binding if executed by the Limited Partner. Each Limited Partner agrees to execute forthwith and deliver a separate Power of Attorney incorporating the powers contained in this Section 13.01, if requested by the General Partner. Each Limited

Partner agrees to be bound by any representations and actions made or taken by the General Partner pursuant to this Power of Attorney and hereby waives any and all defences which may be available to contest, negate or disaffirm the action of the General Partner taken in good faith under this Power of Attorney. The grant of authority and the power herein contained survives the delivery of an assignment by a Limited Partner of the whole or any portion of his unit.

                   ARTICLE XIV - DISSOLUTION AND LIQUIDATION
                   -----------------------------------------

14.01  Dissolution
       -----------

       The Partnership shall be dissolved upon the happening of any of the following events:

   (a) by any event which makes it unlawful for the Partnership business to be continued;

   (b) the disposition of the assets comprising the business and other Partnership assets and final distribution of proceeds therefrom in accordance with the terms hereof;

   (c) by the bankruptcy, insolvency, liquidation, dissolution or winding-up of the General Partner or the occurrence of any other event which would permit a trustee or a receiver to administer the affairs of the General Partner provided that such trustee or receiver has continued in office for a period of sixty (60) consecutive days, unless a new General Partner is appointed within one hundred and twenty (120) days after the occurrence of such bankruptcy, insolvency, liquidation, dissolution, winding up or event;

   (d) the written consent of the General Partner and, by Special Resolution of the Limited Partners to the dissolution of the Partnership.

       The dissolution is effective on the day on which the event occurred giving rise to the dissolution but the Partnership does not terminate until its assets have been distributed in accordance with this Agreement.

14.02  Continuity
       ----------

       Subject only to the provisions of the Partnership Act, the Partnership shall not be dissolved or terminated by the resignation, removal, death, mental incapacity, insanity, bankruptcy, insolvency, receivership, dissolution, liquidation or winding-up of any Partner, or by the purchase of Units by the Partnership in accordance with the terms hereof, or by the admission of a new partner having general or limited liability or by the amendment to any or all of the terms and conditions of the Agreement to facilitate the admission of a new partner having general or limited liability, or otherwise, or on the filing of a Certificate or amended Certificate.

14.03  Receiver
       --------

       The General Partner shall serve as the receiver of the Partnership charged with the responsibility of liquidating the Partnership upon its dissolution. If the General Partner is unable or unwilling to act in such capacity, the Limited Partners may, by Ordinary Resolution, appoint some other appropriate person or party to act as the receiver of the Partnership. The receiver shall proceed diligently to wind-up the business of the

Partnership and to distribute the net proceeds from the sale of the Property thereof in accordance with Article 14.04 hereof. During the course of such liquidation the receiver shall operate the properties and undertaking of the Partnership and in doing so shall be vested with all the powers and authority of the General Partner in relation to the Partnership under the terms of this Agreement. The receiver shall be paid his reasonable fees and disbursements incurred in carrying out his duties as such. The Partners will continue to share profits and losses during the period of liquidation in the same proportion as before the dissolution. The receiver has the full right and unlimited discretion to determine the time, manner and terms of any sale of the Property of the Partnership pursuant to the liquidation having regard to the activity and condition of the relevant market and general economic conditions.

14.04  Distribution on Liquidation
       ---------------------------

       The receiver shall settle the Partnership accounts as expeditiously as possible and shall:

   (a) sell or liquidate the Property of the Partnership;

   (b) pay or compromise the debts and liabilities of the Partnership;

   (c) place in escrow a cash reserve fund for contingent liabilities in the amount determined by the receiver to be appropriate for such reserve fund, such fund to be held for such period as the receiver regards as reasonable and then to be distributed pursuant to (d) and (f) below;

   (d) pay to the Limited Partners the amount of any credit balance in their respective Capital Accounts pro rata in accordance with such credit balance;

   (e) pay to the General Partner the amount of any credit balance in its Capital Account; and

   (f) pay the balance thereof to the Partners and to the General Partner according to their respective entitlements as determined in accordance with Article VII hereof.

14.05  Statement
       ---------

       Within a reasonable time following the completion of the liquidation of the Partnership, the receiver will supply to each of the Limited Partners a statement audited by the Auditor setting out the assets and liabilities of the Partnership as of the date of complete liquidation and the distribution to each Partner.

14.06  Cash Distribution
       -----------------

       No Partner has the right to demand or receive property other than cash upon dissolution and termination of the Partnership or to demand the return of his Capital Contribution to the Partnership.

14.07  Termination
       -----------

       Upon the completion of the liquidation of the Partnership and the distribution of all of the Partnership funds, the Partnership terminates and the General Partner has the authority to execute and record a certificate as well as the other documents required to effect the dissolution or termination of the Partnership.

14.08  Income Tax Election
       -------------------

       The Limited Partners may elect, by a Special Resolution, that upon the dissolution of the Partnership the deemed disposition by the Partnership of the Property for income tax purposes will take place at the cost amount of the Property rather than the fair market value. The election will be binding upon all Limited Partners.

                            ARTICLE XV - AMENDMENTS
                            -----------------------

15.01  Amendments to Limited Partnership Agreement
       -------------------------------------------

       Except as otherwise provided by this Agreement and subject to this
Article XV, no amendment to this Agreement shall be effective or binding upon the parties hereto unless the same shall have been agreed to by the Limited Partners by Special Resolution.

15.02  Prohibited Amendments
       ---------------------

       This Agreement may not be amended, except with the unanimous written consent of all Partners, if the effect of the amendment is to:

       (a)  change the proportionate share in respect of a unit or of a Partner;

       (b) authorize the creation or issuance of any additional units other than provided in this Agreement;

       (c)  change the liability of a Limited Partner;

       (d) allow a Limited Partner to exercise control of the business of the Partnership;

       (e) change the Partnership from a Limited Partnership to a general partnership; or

       (f)  amend this Article.

15.03  Amendments by General Partner
       -----------------------------

       The General Partner, without prior notice to or consent from any Limited Partner, may amend any provision of this Agreement from time to time:

   (a) for the purpose of adding to the Agreement any further covenants, restrictions, deletions or provisions which, in the opinion of counsel to the Partnership, are for the protection of the Limited Partners;

   (b) to cure any ambiguity, clerical error, or manifest mistake, or to correct or supplement any provision contained herein, which, in the opinion of counsel to the Partnership, may be defective or inconsistent with any other provision contained herein provided, in the opinion of such counsel, the cure, correction or supplemental provision does not and will not materially adversely affect the interests of the Limited Partners; and

   (c) to make such other provisions in regard to matters or questions arising under the Agreement which in the opinion of counsel to the Partnership do not and will not materially adversely affect the interests of the Limited Partners.

15.04  Notice of Amendments
       --------------------

       Limited Partners shall be notified of full details of any amendment to this Agreement within thirty (30) days of the effective date of the amendment.

                          ARTICLE XVI - MISCELLANEOUS
                          ---------------------------

16.01  Notices
       -------

       Any notice, demand, request, statement, direction or other evidence required or permitted to be given under this Agreement shall be in writing and shall be given by personal service, telex, telegram, or by registered mail, with postage fully prepaid, to be addressed to the General Partner at its principal office and to a Limited Partner to the address of such Limited Partner as it appears on the Register. Any such notice delivered personally or by telex or telegram shall be deemed to have been received by and given to the addressee on the day of delivery. Any such notice mailed as aforesaid shall be deemed to have been received by and given to the addressee on the third business day following the date of mailing, except in the event of any disruption of postal service, in which event notice shall be delivered personally or given by telex or telegram. Any such notice, demand, request, statement, direction or other evidence given to one General Partner in the manner set forth herein shall be deemed to have been received by any other General Partner concurrently with the deemed receipt by the General Partner to which it was addressed.

16.02  Provisions Severable
       --------------------

       If any part of this Agreement is declared invalid or unenforceable by a court of competent jurisdiction, then such part will be deemed to be severable from this Agreement and will not affect the remainder of this Agreement.

16.03  Counterparts
       ------------

       This Agreement, or any amendment to it, may be executed in any number of counterparts, each of which shall be deemed an original agreement, and all of which shall constitute one agreement. This Agreement may also be adopted in any Subscription or assignment form or similar instrument signed by a Limited Partner, with the same effect as if such Limited Partner had executed a counterpart of this Agreement. All counterparts of this Agreement shall be construed together and shall constitute one instrument.

16.04  Time
       ----

       Time is of the essence of this Agreement.

16.05  Proper Law
       ----------

       This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

16.06  Limited Partner not a General Partner
       -------------------------------------

       If a term of this Agreement has the effect of imposing upon a Limited Partner an obligation of the General Partner then the term has no effect and is not to be considered to be a part of this Agreement, but the remainder of this Agreement continues in effect.

16.07  Further Assurances
       ------------------

       Each of the Partners for himself or itself, its or his heirs, executors, administrators, successors and assigns, hereby covenants and agrees that it shall from time to time and at such times as may be required, execute such further agreements, supplemental agreements, assurances of title and other documents and instruments as may be reasonably required and necessary to carry out the Partnership business and to give effect to the provisions of this Agreement.

16.08  Rights and Remedies
       -------------------

       The rights and remedies set out in this Agreement are cumulative and the use of any one right or remedy by a party does not prejudice or waive the right to use another remedy. These rights and remedies are given in addition to any other rights the Partners may have by law, statute, ordinance or otherwise.

16.09  Successors and Assigns
       ----------------------

       This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators and their permitted successors and assigns.

                           ARTICLE XVII - EXECUTION
                           ------------------------

17.01  Execution
       ---------

       IN WITNESS WHEREOF this Agreement is executed as of the day and year first above written.


593956 B.C. LTD.
----------------


Per: /s/ Guy Cramer, President
     -------------------------
Authorized Signatory



HYPERSTEALTH BIOTECHNOLOGY CORPORATION, as INITIAL LIMITED PARTNER

Per: /s/ Gino Gemma
     -------------------------
Authorized Signatory